UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 7615 )

Exact name of registrant as specified in charter: Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005—October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Equity Fund

10|31|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Equity
Fund

10| 31| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	39
Brokerage commissions	39
About the Trustees	40
Officers	44

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Equity Fund: seeking the benefits
of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Since 1994, Putnam Global Equity Fund has targeted solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more robust economic growth.

The fund’s management team selects portfolio holdings from thousands of global stocks, with a strategy to identify what it believes are quality companies without a bias toward either growth- or value-style stocks. The team seeks to buy the stocks of these companies when they are priced below what the team determines to be their true worth. While the fund typically favors large, blue-chip companies, it can also invest in midsize and small companies. Although the stocks of smaller companies can be more volatile, they may offer stronger growth potential as well.

The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the management team draws on in-house research by Putnam analysts based in Boston, London, and Tokyo.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversifica-tion. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The management team diligently monitors risk, seeking to sell fund holdings and to hedge currencies that it believes offer more risk than reward.

For more than 10 years, the fund has offered investors the opportunity to benefit from the investment potential of diverse companies around the world.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks believed to be mispriced by the market without a bias toward either growth or value stocks. Once a stock is selected for the portfolio, it is regularly assessed by team members to ensure that it continues to meet their criteria, including:

Growth

They examine each company’s financials, especially sales and earnings, and target those companies believed to offer growth potential.

Valuation

They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s future free cash flow.

Quality

They look for high-quality companies, seeking characteristics such as adept management teams, sound business models, and solid balance sheets.

Closer integration of world markets in recent years
has expanded opportunities for global investing.

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets companies believed to be worth more than their current stock prices may indicate, and can own stocks with both growth and value characteristics. It may be appropriate for investors seeking capital appreciation who are willing to accept the risk of investing in markets outside the United States.

Highlights

• Putnam Global Equity Fund’s class A shares returned 22.46% without sales charges for the 12 months ended October 31, 2006.

• Your fund’s benchmark, the MSCI World Index, returned 21.32% .

• Your fund’s Lipper peer group, Global Large-Cap Core Funds, had an average return of 20.74% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 10/31/06

Since the fund’s inception (7/1/94), average annual return is 11.34% at NAV and 10.86% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	9.82%	9.23%	155.06%	141.69%

5 years	10.35	9.16	63.64	54.97

3 years	15.12	13.06	52.56	44.53

1 year	22.46	15.97	22.46	15.97

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

We are pleased to report that Putnam Global Equity Fund delivered a return above 20% for the fiscal year ended October 31, 2006. Driven by solid corporate profits in the United States and international markets, global stocks advanced briskly during the year. Your fund’s results at net asset value (NAV, or without sales charges) outperformed those of its benchmark, the MSCI World Index. The fund also outperformed the average of its Lipper group of funds with similar global investing mandates. We attribute this outperformance to our successful stock selection, particularly in the basic materials and consumer staples sectors. The fund’s overweight position in the energy sector also was a key factor. In addition, our active currency management had a positive impact; a recent decision to underweight the Japanese yen has been helpful to results.

Market overview

Global stock markets, both developed and emerging, generally posted double-digit gains during the past year. Business conditions were supportive, as the global economy grew at a rate of approximately 5% during the past 12 months. According to statistics published by the International Monetary Fund, this was well above the world’s average rate of growth during the past decade. As the year progressed, the large-cap stocks that your fund favors emerged as market leaders, eclipsing the results of mid- and small-cap stocks.

In terms of regions, Japan led other international markets early in the fiscal year, but European markets delivered stronger results in the latter half of the year. The recent leadership of European stock markets reflects ongoing productivity improvements in the region’s corporate sector, as well as a wave of takeover and merger activity. Japan has lagged of late, but we remain positive about this market on a longer-term basis. Emerging markets, except for a setback in the spring and early summer, performed well, and finished the year ahead of most developed markets. In sector terms, basic materials, consumer cyclicals, and financials delivered some of the best results for the period.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/06.

Equities
MSCI World Index
(global stocks)	21.32%

MSCI EAFE Index
(international stocks)	27.52%

S&P 500 Index
(broad stock market)	16.34%

Bonds
Citigroup World Government Bond Index
(global government bonds)	5.12%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	10.11%

Lehman Aggregate Bond Index
(broad bond market)	5.19%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	4.58%

While international stocks continued to advance in the final months of the period, concerns about a moderation of economic growth emerged as several of the world’s central banks tightened monetary policy. In an attempt to curtail inflation, the European Central Bank has raised rates five times; the Bank of Japan raised rates in July for the first time since 2001; and the United Kingdom, Australia, and China have each tightened monetary policy in recent months.

Strategy overview

In managing your fund’s portfolio, our approach focuses first and foremost on stock selection. We let our buy and sell decisions influence the country or sector weightings rather than determining desired weightings based on a top-down analysis of sector and market conditions. In researching stocks, we look for those that we believe are mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate. Your fund is managed in a blend investment style, which means it has the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and that we believe will continue to grow, as well as out-of-favor companies undergoing changes that may improve their financial performance.

Our research methods include a combination of fundamental and quantitative tools that function in tandem. Our quantitative tools allow us to scan the thousands of stocks in global markets to find attractive companies and to interpret market trends. With our fundamental tools, we can look at stocks individually, to confirm what our quantitative models indicate, or to find information that suggests a stock is more or less attractive than it appears at first glance.

Your fund’s holdings

We have tried to take advantage of the investment opportunities created by the rising global demand for resources. The industrial development and urbanization occurring in emerging markets, particularly the so-called “BRIC” countries — Brazil, Russia, India, and China — has stimulated demand for resources, particularly energy, basic materials, and metals. As an example of this trend, the share of global oil demand from these four countries is climbing dramatically, and world energy consumption has been increasing at a much faster rate than it did during the 1990s. In such an environment, it is easy to understand why the fund’s overweight position in the energy sector contributed so heavily to performance. We continue to find the sector attractive, based on forecasts from our quantitative and fundamental analyses. Marathon Oil, Exxon Mobil, and Canadian Natural Resources of Canada were the portfolio’s strongest performers. Following its strong appreciation, we sold

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Data excludes exposure to some countries achieved through various derivative and short-term investments. Holdings will vary over time.

Canadian Natural Resources during the period to lock in profits. In our view, Marathon offers exposure to high-quality U.S. refining facilities that have ideal geographic locations, situated to process heavy crude oil imports from Canada.

Stock selection in basic materials was also favorable. The fund’s holdings in zinc mining companies — Zinifex of Australia and Teck Cominco of Canada — as well as Phelps Dodge, a U.S. copper mining company, contributed positively to results. Zinifex had the largest positive impact on returns. Meanwhile, Teck Cominco, the largest zinc producer, posted a 24% increase in third-quarter profit due to higher zinc prices. With supply constrained by geological factors and a lack of investment opportunities, we believe natural-resource prices will remain high for some time to come.

In Japan, structural improvements, including managements that are more focused on shareholders and valuations that are now in line with other markets, have helped stock performance. Several of the fund’s Japanese holdings contributed to results in the period. Japan Tobacco’s stock advanced due to continued strong earnings growth. Since the fund held an overweight position, relative to the benchmark, it benefited to a greater extent, which helped relative performance. Suzuki Motors was also a standout. A global leader in producing and marketing low-cost motorcycles, Suzuki has seen increasing demand for its products in China, India, and Indonesia, where consumers are buying motorcycles to replace the bicycles they traditionally have used.

Europe’s recent strength reflects Germany’s economic recovery to some extent. The country’s exporters are currently flourishing, with strong growth among major trading partners such as China, oil-exporting countries, and Central and Eastern Europe. Domestic demand is also increasing. Germany’s growth had significant spillover effects across the region, particularly with regard to consumer staples stocks, where our team’s stock selection led to strong relative results. Top contributors included Reckitt Benckiser, a household products company based in the United Kingdom, and InBev, a beverage company based in Belgium.

Despite this good news on a broad front, our stock selection in communications services had a negative impact on relative results. Sprint Nextel of the United States reported a decline in profit as it lost wireless subscribers. We continue to hold the stock because we consider its valuation attractive.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 10/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

Bank of America Corp. (3.4%)	United States	Banking

Johnson & Johnson (3.1%)	United States	Pharmaceuticals

Oracle Corp. (3.1%)	United States	Software

Exxon Mobil Corp. (2.8%)	United States	Oil and gas

Capital One Financial Corp. (2.7%)	United States	Consumer finance

Marathon Oil Corp. (2.6%)	United States	Oil and gas

Suzuki Motor Corp. (2.6%)	Japan	Automotive

Pfizer, Inc. (2.5%)	United States	Pharmaceuticals

Delhaize Group (2.4%)	Belgium	Food

Credit Agricole SA (2.4%)	France	Banking

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our market strategists believe that today’s relatively benign macroeconomic backdrop appears likely to permit continued gradual stock gains, as investors acknowledge record levels of corporate profitability around the world. However, the pace of market gains may well moderate from the robust pace we’ve seen since the summer of 2006. The global economy is slowing, but we do not currently believe a recession is on the horizon.

While there are no large discrepancies in the attractiveness of regions, there are subtle differences. We anticipate further gains from U.S. stocks, with leadership from large-cap companies, yet there are reasons for caution. The Fed remains focused on stubbornly strong inflation data, and may resume raising interest rates. The housing sector continues to soften and this trend may have a negative impact on the overall economy. In Europe, market sentiment is more positive. Industry consolidation, a strong currency, a more accommodating central bank, and relatively inexpensive stocks have all added to the growing optimism. The team also expects emerging markets to outperform developed markets over the next year. We will continue to build a portfolio diversified across global markets and sectors, focusing our research, among several criteria, on identifying stocks with attractive prices relative to their ability to generate cash flow.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.34%	10.86%	10.59%	10.59%	10.58%	10.58%	10.87%	10.57%	11.08%	11.43%

10 years	155.06	141.69	137.46	137.46	138.01	138.01	143.71	135.75	149.26	157.47
Annual average	9.82	9.23	9.03	9.03	9.06	9.06	9.32	8.95	9.56	9.92

5 years	63.64	54.97	57.50	55.50	57.60	57.60	59.49	54.32	61.82	65.18
Annual average	10.35	9.16	9.51	9.23	9.52	9.52	9.79	9.06	10.10	10.56

3 years	52.56	44.53	48.91	45.91	48.97	48.97	50.03	45.24	51.52	53.62
Annual average	15.12	13.06	14.19	13.42	14.21	14.21	14.48	13.25	14.86	15.38

1 year	22.46	15.97	21.54	16.54	21.55	20.55	21.84	17.93	22.11	22.75

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC in the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may apply.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,746 and $23,801, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $23,575 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,926 and $25,747, respectively.

Comparative index returns For periods ended 10/31/06

		Lipper Global
		Large-Cap Core Funds
	MSCI World Index	category average*

Annual average
(life of fund)	8.63%	8.66%

10 years	107.52	95.56
Annual average	7.57	6.79

5 years	63.93	53.44
Annual average	10.39	8.83

3 years	55.63	50.02
Annual average	15.88	14.43

1 year	21.32	20.74

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 59, 57, 40, and 26 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.075		$0.004	$0.007	$0.029		$0.067	$0.098

Capital gains	—		—	—	—		—	—

Total	$0.075		$0.004	$0.007	$0.029		$0.067	$0.098

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/05	$8.76	$9.25	$7.96	$8.39	$8.44	$8.72	$8.72	$9.03

10/31/06	10.64	11.23	9.67	10.19	10.25	10.59	10.57	10.97

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.97%	10.48%	10.22%	10.22%	10.21%	10.21%	10.49%	10.20%	10.70%	11.05%

10 years	139.36	126.72	122.72	122.72	123.25	123.25	128.68	121.30	133.61	141.53
Annual average	9.12	8.53	8.34	8.34	8.36	8.36	8.62	8.27	8.86	9.22

5 years	56.10	47.80	50.33	48.33	50.48	50.48	52.17	47.22	54.31	57.52
Annual average	9.32	8.13	8.49	8.20	8.52	8.52	8.76	8.04	9.06	9.51

3 years	52.96	44.90	49.37	46.37	49.57	49.57	50.49	45.64	51.88	53.94
Annual average	15.22	13.16	14.31	13.54	14.36	14.36	14.60	13.35	14.95	15.47

1 year	12.86	6.95	11.98	6.98	11.97	10.97	12.18	8.57	12.49	13.08

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.53	$ 10.37	$ 10.37	$ 9.09	$ 7.81	$ 5.25

Ending value (after expenses)	$1,041.10	$1,036.40	$1,036.60	$1,038.50	$1,039.30	$1,041.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.46	$ 10.26	$ 10.26	$ 9.00	$ 7.73	$ 5.19

Ending value (after expenses)	$1,018.80	$1,015.02	$1,015.02	$1,016.28	$1,017.54	$1,020.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Average annualized expense ratio for Lipper peer group†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Global Equity Fund	88%	82%	77%	82%	91%*†

Lipper Global Large-Cap Core Funds category average	82%	97%	120%	138%	92%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

* For the period March 1, 2002 to October 31, 2002. The fund changed its fiscal year end from February 28 to October 31.

† Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Global Equity Fund.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader and Bradford Greenleaf is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,900,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Shigeki Makino and Bradford Greenleaf are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund, although they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Members Mark Bogar and David Gerber left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 5th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

46th	36th	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 63, 61, and 45 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Large-Cap Core Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 56%, 29%, and 8%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 34 out of 60, 12 out of 41, and 2 out of 26 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund, including the fund’s portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 8, 2006

The fund’s portfolio 10/31/06

COMMON STOCKS (97.8%)*

	Shares	Value

Airlines (0.8%)
AMR Corp. † (S)	409,300	$11,599,562
Korean Air Lines Co., Ltd. (South Korea)	149,620	5,292,513
		16,892,075

Automotive (4.5%)
Nissan Motor Co., Ltd. (Japan)	3,195,500	38,255,457
Suzuki Motor Corp. (Japan)	1,875,600	53,237,453
		91,492,910

Banking (14.0%)
Bank of America Corp.	1,287,423	69,353,477
Bank of Ireland PLC (Ireland)	494,387	9,963,271
Barclays PLC (United Kingdom)	1,204,411	16,251,648
Credit Agricole SA (France)	1,136,480	48,315,801
Industrial and Commercial Bank
of China 144A Class H (China) †	7,568,000	3,386,522
KBC Groupe SA (Belgium)	145,162	15,859,134
Royal Bank of Scotland Group PLC
(United Kingdom)	1,193,613	42,524,249
Societe Generale (France)	137,128	22,787,144
U.S. Bancorp	664,858	22,498,795
UniCredito Italiano SpA (Italy)	2,899,849	24,038,497
Washington Mutual, Inc. (S)	289,215	12,233,795
		287,212,333

Beverage (1.1%)
Coca-Cola Enterprises, Inc. (S)	268,200	5,372,046
InBev NV (Belgium)	313,817	17,679,157
		23,051,203

Biotechnology (2.4%)
Amgen, Inc. † (S) #	397,400	30,166,634
Biogen Idec, Inc. †	380,500	18,111,800
		48,278,434

Building Materials (0.5%)
Sherwin-Williams Co. (The)	186,558	11,049,830

Chemicals (1.4%)
BASF AG (Germany)	331,763	29,131,923

Communications Equipment (0.2%)
Cisco Systems, Inc. †	180,200	4,348,226

Computers (0.4%)
IBM Corp. (S)	85,500	7,894,215

Conglomerates (2.0%)
Mitsubishi Corp. (Japan)	1,578,900	30,308,724
Vivendi SA (France)	305,230	11,558,395
		41,867,119

Consumer Cyclicals (1.3%)
Matsushita Electric
Industrial Co., Ltd. (Japan)	1,288,000	26,793,638

Consumer Finance (4.9%)
Capital One Financial Corp. (S)	689,400	54,690,102
Countrywide Financial Corp.	1,190,400	45,378,048
		100,068,150

COMMON STOCKS (97.8%)* continued

	Shares	Value

Consumer Goods (1.9%)
Reckitt Benckiser PLC
(United Kingdom)	891,097	$38,765,600

Electric Utilities (1.5%)
FirstEnergy Corp.	106,100	6,243,985
PG&E Corp.	554,400	23,916,816
		30,160,801

Electronics (1.9%)
Chartered Semiconductor
Manufacturing, Ltd. (Singapore) †	9,963,000	7,741,055
Hynix Semiconductor, Inc.
(South Korea) †	436,840	15,842,224
United Microelectronics Corp. (Taiwan)	28,844,911	16,035,090
		39,618,369

Energy (2.0%)
Grant Prideco, Inc. †	1,073,600	40,549,872

Financial (1.7%)
Citigroup, Inc. #	432,740	21,706,238
ORIX Corp. (Japan)	45,290	12,680,116
		34,386,354

Food (2.4%)
Delhaize Group (Belgium)	602,298	48,697,965

Gaming & Lottery (1.3%)
Sankyo Co., Ltd. (Japan)	512,400	26,147,847

Health Care Services (0.8%)
Cardinal Health, Inc.	260,846	17,072,371

Homebuilding (1.2%)
Barratt Developments PLC
(United Kingdom)	1,208,115	24,953,586

Household Furniture and Appliances (1.0%)
Whirlpool Corp. (S)	240,307	20,889,888

Insurance (3.5%)
ACE, Ltd. (Bermuda)	70,934	4,060,972
Allianz SE (Germany)	225,754	41,761,538
Zurich Financial Services AG
(Switzerland)	105,781	26,162,356
		71,984,866

Investment Banking/Brokerage (3.4%)
Credit Suisse Group (Switzerland)	546,905	32,991,132
Goldman Sachs Group, Inc. (The) (S)	198,600	37,692,294
		70,683,426

Machinery (1.5%)
Fanuc, Ltd. (Japan)	51,300	4,450,444
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	155,668	5,714,572
Komatsu, Ltd. (Japan)	433,500	7,754,574
SMC Corp. (Japan)	98,200	13,408,800
		31,328,390

COMMON STOCKS (97.8%)* continued

	Shares	Value

Manufacturing (1.1%)
Hyundai Mipo Dockyard (South Korea)	25,550	$3,379,190
SKF AB Class B (Sweden)	1,163,720	18,735,884
		22,115,074

Metals (7.0%)
Algoma Steel, Inc. (Canada) †	361,500	10,878,845
BHP Billiton PLC (United Kingdom)	280,092	5,400,676
Grupo Mexico SAB de CV Ser. B (Mexico)	1,447,500	5,055,078
IPSCO, Inc. (Canada)	93,100	8,565,366
Phelps Dodge Corp.	84,115	8,443,464
POSCO (South Korea)	135,180	37,916,852
Teck Cominco, Ltd. Class B (Canada)	561,900	41,414,761
Zinifex, Ltd. (Australia)	2,166,173	25,724,496
		143,399,538

Office Equipment & Supplies (1.6%)
Canon, Inc. (Japan)	612,700	32,605,937

Oil & Gas (8.8%)
China Petroleum & Chemical Corp. (China)	8,864,000	6,148,097
Exxon Mobil Corp.	812,356	58,018,466
Frontier Oil Corp.	617,800	18,163,320
Marathon Oil Corp.	627,494	54,215,482
Nippon Mining Holdings, Inc. (Japan)	1,948,000	14,650,073
Norsk Hydro ASA (Norway)	156,650	3,602,514
Valero Energy Corp.	500,200	26,175,466
		180,973,418

Pharmaceuticals (7.1%)
Johnson & Johnson (S)	951,601	64,137,907
Pfizer, Inc.	1,906,000	50,794,900
Roche Holding AG (Switzerland)	176,100	30,834,851
		145,767,658

Railroads (1.0%)
Canadian National Railway Co. (Canada)	425,700	20,307,579

Regional Bells (1.0%)
Qwest Communications
International, Inc. † (S)	2,383,527	20,569,838

Retail (2.1%)
Marks & Spencer Group PLC
(United Kingdom)	1,406,389	17,609,070
Supervalu, Inc.	737,200	24,622,480
		42,231,550

COMMON STOCKS (97.8%)* continued

	Shares	Value

Schools (0.2%)
Apollo Group, Inc. Class A † (S)	88,000	$3,252,480

Shipping (—%)
Orient Overseas International,
Ltd. (Hong Kong)	187,000	814,539

Software (3.1%)
Oracle Corp. † (S)	3,411,200	63,004,864

Technology Services (1.0%)
Accenture, Ltd. Class A (Bermuda)	635,900	20,927,469

Telecommunications (3.9%)
Embarq Corp.	39,288	1,899,575
France Telecom SA (France)	291,482	7,570,576
Koninklijke (Royal) KPN NV (Netherlands)	1,809,536	24,180,578
Sprint Nextel Corp.	2,356,600	44,044,854
StarHub, Ltd. (Singapore)	1,338,000	1,914,536
		79,610,119

Telephone (0.9%)
China Netcom Group Corp.
(Hong Kong), Ltd. (Hong Kong)	10,718,700	19,137,139

Tobacco (1.4%)
Japan Tobacco, Inc. (Japan)	6,699	29,135,696

Total common stocks (cost $1,771,374,344)		$2,007,172,289

SHORT-TERM INVESTMENTS (6.4%)*

	Principal amount/shares	Value

Putnam Prime Money
Market Fund (e)	39,938,493	$39,938,493
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.27%
to 5.44% and due dates ranging
from November 1, 2006 to
December 22, 2006 (d)	$90,914,410	90,662,904

Total short-term investments (cost $130,601,397)		$130,601,397

TOTAL INVESTMENTS
Total investments (cost $1,901,975,741)		$2,137,773,686

* Percentages indicated are based on net assets of $2,053,177,904.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at October 31, 2006.

At October 31, 2006, liquid assets totaling $30,041,717 have been designated as collateral for open forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at October 31, 2006 (as a percentage of Portfolio Value):
Australia	1.3%	Netherlands	1.2
Belgium	4.0	Singapore	0.5
Bermuda	1.5	South Korea	3.0
Canada	4.0	Sweden	0.9
China	0.5	Switzerland	4.4
France	4.4	Taiwan	0.8
Germany	3.5	United Kingdom	7.1
Hong Kong	1.0	United States	45.8
Ireland	0.5	Other	0.3

Italy	1.2	Total	100.0%
Japan	14.1

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/06 (aggregate face value $277,851,230)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$101,908,525	$ 99,127,797	1/17/07	$2,780,728
British Pound	140,793,179	139,089,181	12/20/06	1,703,998
Canadian Dollar	25,059,681	24,926,177	1/17/07	133,504
Euro	5,995,445	5,973,370	12/20/06	22,075
Norwegian Krone	8,666,273	8,699,153	12/20/06	(32,880)
Swiss Franc	36,130	35,552	12/20/06	578

Total				$4,608,003

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/06 (aggregate face value $380,771,908)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 10,350,624	$ 10,323,097	12/20/06	$ (27,527)
Canadian Dollar	15,599,559	15,483,259	1/17/07	(116,300)
Danish Krone	28,279	28,384	12/20/06	105
Euro	49,849,257	49,429,357	12/20/06	(419,900)
Japanese Yen	5,182,138	5,140,957	2/21/07	(41,181)
Japanese Yen	242,915,266	245,914,501	11/15/06	2,999,235
Norwegian Krone	5,183,809	5,157,894	12/20/06	(25,915)
Swedish Krona	10,250,665	10,147,664	12/20/06	(103,001)
Swiss Franc	39,119,202	39,146,795	12/20/06	27,593

Total				$2,293,109

FUTURES CONTRACTS OUTSTANDING at 10/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Dow Jones Euro Stoxx 50 Index (Long)	97	$ 4,966,899	Dec-06	$146,379
New Financial Times Stock Exchange 100 Index (Long)	29	3,396,236	Dec-06	62,349
S&P 500 Index (Long)	45	15,561,000	Dec-06	(24,463)
S&P ASX 200 Index (Long)	12	1,245,307	Dec-06	40,107
S&P/Toronto Stock Exchange 60 Index (Long)	10	1,257,245	Dec-06	55,823
Tokyo Price Index (Long)	26	3,588,316	Dec-06	(63,521)

Total				$216,674

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06

ASSETS
Investment in securities, at value, including $88,313,417 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,862,037,248)	$ 2,097,835,193
Affiliated issuers (identified cost $39,938,493) (Note 5)	39,938,493

Foreign currency (cost $1,339,483) (Note 1)	1,393,337

Dividends, interest and other receivables	4,947,366

Receivable for shares of the fund sold	621,081

Receivable for securities sold	24,163,146

Receivable for open forward currency contracts (Note 1)	8,458,193

Receivable for closed forward currency contracts (Note 1)	2,997,607

Foreign tax reclaim	819,670

Total assets	2,181,174,086

LIABILITIES
Payable to subcustodian (Note 2)	695,381

Payable for variation margin (Note 1)	161,030

Payable for securities purchased	24,523,966

Payable for shares of the fund repurchased	3,189,169

Payable for compensation of Manager (Notes 2 and 5)	3,442,634

Payable for investor servicing and custodian fees (Note 2)	857,575

Payable for Trustee compensation and expenses (Note 2)	499,211

Payable for administrative services (Note 2)	5,528

Payable for distribution fees (Note 2)	645,540

Payable for open forward currency contracts (Note 1)	1,557,081

Payable for closed forward currency contracts (Note 1)	1,365,063

Collateral on securities loaned, at value (Note 1)	90,662,904

Other accrued expenses	391,100

Total liabilities	127,996,182

Net assets	$ 2,053,177,904

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 3,522,547,313

Undistributed net investment income (Note 1)	23,537,866

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,735,933,643)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	243,026,368

Total — Representing net assets applicable to capital shares outstanding	$ 2,053,177,904

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($1,666,330,934 divided by 156,633,728 shares)	$10.64

Offering price per class A share (100/94.75 of $10.64)*	$11.23

Net asset value and offering price per class B share ($296,522,596 divided by 30,651,758 shares)**	$9.67

Net asset value and offering price per class C share ($31,683,663 divided by 3,108,286 shares)**	$10.19

Net asset value and redemption price per class M share ($30,815,700 divided by 3,005,266 shares)	$10.25

Offering price per class M share (100/96.75 of $10.25)*	$10.59

Net asset value, offering price and redemption price per class R share ($1,143,530 divided by 108,171 shares)	$10.57

Net asset value, offering price and redemption price per class Y share ($26,681,481 divided by 2,431,849 shares)	$10.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/06

INVESTMENT INCOME
Dividends (net of foreign tax of $2,870,559)	$ 47,155,818

Interest (including interest income of $1,475,380 from investments in affiliated issuers) (Note 5)	1,639,300

Securities lending	188,201

Total investment income	48,983,319

EXPENSES
Compensation of Manager (Note 2)	15,203,302

Investor servicing fees (Note 2)	5,695,273

Custodian fees (Note 2)	1,368,894

Trustee compensation and expenses (Note 2)	111,864

Administrative services (Note 2)	47,785

Distribution fees — Class A (Note 2)	4,555,096

Distribution fees — Class B (Note 2)	3,289,385

Distribution fees — Class C (Note 2)	313,783

Distribution fees — Class M (Note 2)	236,233

Distribution fees — Class R (Note 2)	3,337

Other	690,659

Non-recurring costs (Notes 2 and 6)	27,794

Costs assumed by Manager (Notes 2 and 6)	(27,794)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(1,124,127)

Total expenses	30,391,484

Expense reduction (Note 2)	(1,385,722)

Net expenses	29,005,762

Net investment income	19,977,557

Net realized gain on investments (including $55,683,088 from redemptions in kind) (Notes 1 and 3)	356,448,373

Net realized gain on futures contracts (Note 1)	3,182,888

Net realized gain on foreign currency transactions (Note 1)	2,242,319

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	9,156,992

Net unrealized appreciation of investments and futures contracts during the year	62,500,790

Net gain on investments	433,531,362

Net increase in net assets resulting from operations	$453,508,919

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/06	10/31/05

Operations:
Net investment income	$ 19,977,557	$ 21,878,303

Net realized gain on investments and foreign currency transactions	361,873,580	251,301,079

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	71,657,782	45,256,010

Net increase in net assets resulting from operations	453,508,919	318,435,392

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(15,884,826)	(4,829,401)

Class B	(171,492)	—

Class C	(25,309)	—

Class M	(106,307)	—

Class R	(2,177)	(262)

Class Y	(253,485)	(152,077)

Redemption fees (Note 1)	22,492	25,747

Decrease from capital share transactions (Note 4)	(720,353,257)	(459,893,028)

Total decrease in net assets	(283,265,442)	(146,413,629)

NET ASSETS
Beginning of year	2,336,443,346	2,482,856,975

End of year (including undistributed net investment income of $23,537,866 and $17,896,683, respectively)	$2,053,177,904	$2,336,443,346

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006	$8.76	.10(d,e)	1.86	1.96	(.08)	—	(.08)	—(f)	$10.64	22.46	$1,666,331	1.23(d,e)	1.02(d,e)	87.79
October 31, 2005	7.73	.09(d,g)	.96	1.05	(.02)	—	(.02)	—(f)	8.76	13.60(g)	1,895,204	1.26(d)	1.01(d,g)	82.06
October 31, 2004	7.20	.03(d)	.66	.69	(.16)	—	(.16)	—(f )	7.73	9.67	1,919,183	1.25(d)	.46(d)	76.70
October 31, 2003	5.94	.06	1.22	1.28	(.02)	—	(.02)	—(f )	7.20	21.56	2,453,151	1.25	.92	81.86
October 31, 2002‡††	7.01	.02	(1.05)	(1.03)	(.04)	—	(.04)	—	5.94	(14.72)*	2,415,850	.90*	.29*	91.14*(h)
February 28, 2002	8.62	.03	(1.62)	(1.59)	(.01)	(.01)	(.02)	—	7.01	(18.44)	579,544	1.25	.37	102.99

CLASS B
October 31, 2006	$7.96	.02(d,e)	1.69	1.71	—(f )	—	—(f )	—(f )	$9.67	21.54	$296,523	1.98(d,e)	.24(d,e)	87.79
October 31, 2005	7.06	.02(d,g)	.88	.90	—	—	—	—(f )	7.96	12.75(g)	353,745	2.01(d)	.31(d,g)	82.06
October 31, 2004	6.60	(.02)(d)	.59	.57	(.11)	—	(.11)	—(f )	7.06	8.67	464,644	2.00(d)	(.29)(d)	76.70
October 31, 2003	5.46	.01	1.13	1.14	—	—	—	—(f )	6.60	20.88	579,873	2.00	.17	81.86
October 31, 2002‡††	6.44	(.01)	(.97)	(.98)	—	—	—	—	5.46	(15.20)*	574,021	1.40*	(.12)*	91.14*(h)
February 28, 2002	7.95	(.02)	(1.49)	(1.51)	—	—	—	—	6.44	(19.01)	286,836	1.98	(.32)	102.99

CLASS C
October 31, 2006	$8.39	.02(d,e)	1.79	1.81	(.01)	—	(.01)	—(f )	$10.19	21.55	$31,684	1.98(d,e)	.25(d,e)	87.79
October 31, 2005	7.44	.02(d,g)	.93	.95	—	—	—	—(f )	8.39	12.77(g)	31,135	2.01(d)	.28(d,g)	82.06
October 31, 2004	6.94	(.02)(d)	.62	.60	(.10)	—	(.10)	—(f )	7.44	8.68	34,105	2.00(d)	(.29)(d)	76.70
October 31, 2003	5.75	.01	1.18	1.19	—	—	—	—(f )	6.94	20.70	46,663	2.00	.16	81.86
October 31, 2002‡††	6.77	(.01)	(1.01)	(1.02)	—	—	—	—	5.75	(15.08)*	49,207	1.40*	(.09)*	91.14*(h)
February 28, 2002	8.37	(.03)	(1.57)	(1.60)	—	—	—	—	6.77	(19.06)	29,088	1.98	(.33)	102.99

CLASS M
October 31, 2006	$8.44	.05(d,e)	1.79	1.84	(.03)	—	(.03)	—(f )	$10.25	21.84	$30,816	1.73(d,e)	.50(d,e)	87.79
October 31, 2005	7.47	.04(d,g)	.93	.97	—	—	—	—(f )	8.44	12.99(g)	31,938	1.76(d)	.52(d,g)	82.06
October 31, 2004	6.97	—(d,f )	.62	.62	(.12)	—	(.12)	—(f )	7.47	8.98	34,708	1.75(d)	(.04)(d)	76.70
October 31, 2003	5.75	.03	1.19	1.22	—	—	—	—(f )	6.97	21.22	44,070	1.75	.41	81.86
October 31, 2002‡††	6.78	—(f )	(1.02)	(1.02)	(.01)	—	(.01)	—	5.75	(15.04)*	46,210	1.24*	.10*	91.14*(h)
February 28, 2002	8.35	(.01)	(1.56)	(1.57)	—	—	—	—	6.78	(18.80)	32,641	1.73	(.08)	102.99

CLASS R
October 31, 2006	$8.72	.08(d,e)	1.84	1.92	(.07)	—	(.07)	—(f )	$10.57	22.11	$1,144	1.48(d,e)	.82(d,e)	87.79
October 31, 2005	7.71	.04(d,g)	1.00	1.04	(.03)	—	(.03)	—(f )	8.72	13.48(g)	271	1.51(d)	.51(d,g)	82.06
October 31, 2004	7.19	.01(d)	.65	.66	(.14)	—	(.14)	—(f )	7.71	9.35	57	1.50(d)	.18(d)	76.70
October 31, 2003†	6.03	.03	1.13	1.16	—	—	—	—(f )	7.19	19.24*	1	1.17*	.52*	81.86

CLASS Y
October 31, 2006	$9.03	.12(d,e)	1.92	2.04	(.10)	—	(.10)	—(f )	$10.97	22.75	$26,681	.98(d,e)	1.25(d,e)	87.79
October 31, 2005	7.97	.11(d,g)	.99	1.10	(.04)	—	(.04)	—(f )	9.03	13.85(g)	24,149	1.01(d)	1.31(d,g)	82.06
October 31, 2004	7.42	.05(d)	.68	.73	(.18)	—	(.18)	—(f )	7.97	9.93	30,161	1.00(d)	.70(d)	76.70
October 31, 2003	6.12	.06	1.27	1.33	(.03)	—	(.03)	—(f )	7.42	21.90	46,042	1.00	1.18	81.86
October 31, 2002‡‡††	5.89	—(f )	.23	.23	—	—	—	—	6.12	3.90*	144,718	.12*	.03*	91.14*(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 31

Financial highlights (Continued)

  * Not annualized.

  ‡ For the period March 1, 2002 to October 31, 2002. The fund changed its fiscal year end from February 28 to October 31.

‡‡ For the period September 23, 2002 to October 31, 2002.

  † For the period January 21, 2003 (commencement of operations) to October 31, 2003.

†† On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The financial highlights for class A, B, C and M shares for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction. The former Putnam Global Equity Fund did not have any class Y shares outstanding.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	10/31/06	10/31/05	10/31/04

Class A	<0.01%	<0.01%	0.03%

Class B	<0.01	<0.01	0.03

Class C	<0.01	<0.01	0.03

Class M	<0.01	<0.01	0.03

Class R	<0.01	<0.01	0.03

Class Y	<0.01	<0.01	0.03

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended October 31, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.06

Class Y	0.01	0.08

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06

Note 1: Significant accounting policies

Putnam Global Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2006, the value of securities loaned amounted to $88,313,417. The fund received cash collateral of $90,662,904 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $1,735,914,660 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 62,989,606	October 31, 2008

988,886,988	October 31, 2009

652,543,262	October 31, 2010

31,494,804	October 31, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses and redemptions in kind adjustments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $2,107,222 to increase undistributed net investment income and $46,382,057 to increase paid-in-capital, with an increase to accumulated net realized losses of $48,489,279.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

Unrealized appreciation	$ 268,678,951
Unrealized depreciation	(33,006,420)
———————————————
Net unrealized appreciation	235,672,531
Undistributed ordinary income	30,478,921
Capital loss carryforward	(1,735,914,660)
Cost for federal income tax purposes	$ 1,902,101,155

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended October 31, 2006, Putnam Management has assumed $27,794 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2006, the fund incurred $7,064,167 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2006, the fund’s expenses were reduced by $1,385,722 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $637, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $56,811 and $2,074 from the sale of class A and class M shares, respectively, and received $286,655 and $1,634 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $1,039 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,924,124,203 and $2,625,689,116, respectively. There were no purchases or sales of U.S. government securities.

For the year ended October 31, 2006, the fund had redemptions in kind totaling $360,562,936.

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/06:
Shares sold	16,516,974	$ 160,011,896

Shares issued in connection
with reinvestment of distributions	1,653,538	15,129,876

	18,170,512	175,141,772

Shares repurchased	(41,324,941)	(398,971,863)

Redemptions in kind	(36,642,575)	(360,562,936)

Net decrease	(59,797,004)	$(584,393,027)

Year ended 10/31/05:
Shares sold	23,336,125	$ 197,024,825

Shares issued in connection
with reinvestment of distributions	555,937	4,608,721

	23,892,062	201,633,546

Shares repurchased	(55,881,190)	(472,861,668)

Net decrease	(31,989,128)	$(271,228,122)

CLASS B	Shares	Amount

Year ended 10/31/06:
Shares sold	2,285,128	$ 20,179,250

Shares issued in connection
with reinvestment of distributions	19,446	162,759

	2,304,574	20,342,009

Shares repurchased	(16,081,779)	(141,859,884)

Net decrease	(13,777,205)	$(121,517,875)

Year ended 10/31/05:
Shares sold	3,043,410	$ 23,378,663

Shares issued in connection
with reinvestment of distributions	—	—

	3,043,410	23,378,663

Shares repurchased	(24,423,233)	(188,033,552)

Net decrease	(21,379,823)	$(164,654,889)

CLASS C	Shares	Amount
Year ended 10/31/06:
Shares sold	293,523	$ 2,760,726

Shares issued in connection
with reinvestment of distributions	2,651	23,385

	296,174	2,784,111

Shares repurchased	(898,063)	(8,331,820)

Net decrease	(601,889)	$(5,547,709)

Year ended 10/31/05:
Shares sold	261,461	$ 2,131,967

Shares issued in connection
with reinvestment of distributions	—	—

	261,461	2,131,967

Shares repurchased	(1,134,381)	(9,225,945)

Net decrease	(872,920)	$(7,093,978)

CLASS M	Shares	Amount

Year ended 10/31/06:
Shares sold	288,749	$ 2,724,007

Shares issued in connection with
reinvestment of distributions	11,591	102,583

	300,340	2,826,590

Shares repurchased	(1,078,577)	(10,108,844)

Net decrease	(778,237)	$ (7,282,254)

Year ended 10/31/05:
Shares sold	352,483	$ 2,872,054

Shares issued in connection with
reinvestment of distributions	—	—

	352,483	2,872,054

Shares repurchased	(1,217,454)	(9,983,290)

Net decrease	(864,971)	$ (7,111,236)

CLASS R	Shares	Amount

Year ended 10/31/06:
Shares sold	84,916	$816,680

Shares issued in connection with
reinvestment of distributions	239	2,177

	85,155	818,857

Shares repurchased	(8,059)	(78,624)

Net increase	77,096	$740,233

Year ended 10/31/05:
Shares sold	28,235	$236,473

Shares issued in connection with
reinvestment of distributions	32	262

	28,267	236,735

Shares repurchased	(4,533)	(38,560)

Net increase	23,734	$198,175

CLASS Y	Shares	Amount

Year ended 10/31/06:
Shares sold	207,662	$ 2,070,271

Shares issued in connection with
reinvestment of distributions	26,877	252,909

	234,539	2,323,180

Shares repurchased	(477,321)	(4,675,805)

Net decrease	(242,782)	$ (2,352,625)

Year ended 10/31/05:
Shares sold	347,850	$ 3,023,037

Shares issued in connection with
reinvestment of distributions	17,828	152,077

	365,678	3,175,114

Shares repurchased	(1,477,600)	(13,178,092)

Net decrease	(1,111,922)	$(10,002,978)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2006, management fees paid were reduced by $37,962 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,475,380 for the year ended October 31, 2006. During the year ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $632,774,904 and $615,054,684, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,820,560 in proceeds paid by Putnam Management.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $1,086,165 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (Unaudited)

Federal tax information

For the period, interest and dividends from foreign countries was $28,304,097, or $0.14 per share (for all classes of shares). Taxes paid to foreign countries was $2,870,559, or $0.01 per share (for all classes of shares).

The fund designated 54.26% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2006, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended October 31, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Merrill Lynch, Citigroup Global Markets, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended October 31, 2006.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, Sanford Bernstein and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison

Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk

Since 2005

Nancy E. Florek (Born 1957)

Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager

Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public
Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Principal Executive
Officer, Associate Treasurer, and
Compliance Liaison

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN006 239291 1/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2006	$64,173*	$--	$3,485	$1,316
October 31, 2005	$38,732	$--	$3,232	$ -

* Includes fees of $21,087 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended October 31, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,801 and $3,232 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31,
2006	$ -	$ -	$ -	$ -
October
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006